

Annual Report 2010

Military • Aerospace • Medical • Industrial

Safe Harbor Statement

The foregoing, including any discussion regarding the Company's future prospects, contains certain forward-looking statements that involve risks and uncertainties, including uncertainties associated with economic conditions in the electronics industry, particularly in the principal industry sectors served by the Company, changes in customer requirements and in the volume of sales to principal customers, competition and technological change, the ability of the Company to control manufacturing and operating costs, satisfactory relationships with vendors. The Company's actual results of operations may differ significantly from those contemplated by any forward-looking statements as a result of these and other factors, including factors set forth in the Company's 2010 Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission.

Agenda

- Review 2010
- Financial Results
- Sales and Marketing Activities
- Future Outlook

Opening Remarks

- 2010 Summary:
  - Some of the strongest financial returns in the entire industry
    - Sales increased > 40%
    - Net Income before tax increased by 50%
    - EBITDA increased by 68%
    - Added 8 customers in our target markets
      - Numerous new projects from existing customers
  - Integrated acquisitions
    - GTC and Celmet
  - Newark facility selected by *IndustryWeek* as one of the top 10 manufacturing facilities in the country.

Opening Remarks (cont'd)

- General Technology (acquired December 2009)
  - Solid year, strong cash flow, growing
  - Provided us cross-selling opportunities with military "Primes"
    - Multi-year programs

- Celmet (acquired July 2010)

A great way to start fiscal 2011

- Acquired Southern California Braiding in December 2010

IEC electronics

Absolutely, Positively, Perfect and On-Time(sm)

We have been busy growing your company!

Continued to Invest in People

- Our Managers and employees – are the difference between "good and great"
  - Jeff Schlarbaum promoted to President of IEC Electronics
  - Don Doody promoted to Executive Vice President of Operations
  - Sue Topel-Samek joined as Vice President & CFO

The 2010 Economy and Our Customers

- Challenging year – grew despite sluggish economy
  - Customers negatively impacted in '08 & '09 rebounding
  - The overall economy is still 'soft'

- Well managed customer base
  - Diverse group of industries
  - Continue to gain market share from competitors
  - Military and Medical sectors continue to grow and remain strong

Well Managed Customers

Parker

ViaSat

Rockwell Collins

GE

GOODRICH

HARRIS

COMTECH

LOCKHEED MARTIN
We never forget who we're working for™

QinetiQ North America | Foster-Miller

ASML

TELEPHONICS®
A Griffon Company

L3 communications

DRS TECHNOLOGIES

CUBIC DEFENSE APPLICATIONS

ZOLL
Advancing Resuscitation. Today.®

ITT

Introductions and Shareholder Vote

- Board of Directors
- Management Team
- Public Accountant and Legal Counsel
- Shareholder Vote

2010 Year in Review

Sue Topel-Samek, Chief Financial Officer

Fiscal 2010 Performance Overview

2010 was an excellent year for IEC…..

(stated in 000s)	2009	2010	Y0Y Change $	Y0Y Change %
Revenue	$ 67,811	$ 96,674	$ 28,863	43%
Operating Income	$ 4,819	$ 7,687	$ 2,868	60%
Op Inc % of sales	*7%*	*8%*		
Order Backlog	$ 41,400	$ 91,400		
# Employees	439	652		
Real Estate: # Locations	2	4		

Annual Sales Growth

The Company continues to deliver strong, year over year revenue growth…


110,000
90,000
70,000
50,000
30,000
10,000
(10,000)
Dollars in Thousands
22,620
40,914
51,092
67,811
96,674
25%
33%
43%
2006
2007
2008
2009
2010
Net Sales

Annual Operating Income Growth



9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$ Dollars in Millions
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
Operating Income
% of Sales
4.7%
2.4%
4.7%
7.1%
8.0%
0.6
1.0
2.4
4.8
7.7
2006
2007
2008
2009
2010

Financial Results: Comparative P&L

(stated in 000s except EPS)	2008	2009	2010	Increase 2009-2010
Total Revenue	$ 51,092	$ 67,811	$ 96,674	43%
Cost of Revenue	44,875	56,985	80,411	
Gross Profit	6,217	10,826	16,263	50%
Gross Profit as % of Revenue	*12%*	*16%*	*17%*	
Operating Expenses:				
Selling and Administrative	3,825	6,007	8,576	
Operating Income	2,392	4,819	7,687	60%
Operating Income as % of Revenue	*5%*	*7%*	*8%*	
Other Income(Expense), Net	(306)	287	182	
Earnings Before Interest and Taxes	2,086	5,106	7,869	
Interest Expense	452	389	814	
Income before Tax	1,634	4,718	7,055	
Income Tax Expense (Benefit)	(8,843)	(238)	2,400	
Net Income	$ 10,477	$ 4,956	$ 4,655	
Shares Outstanding - Diluted	9,337,097	9,553,526	9,608,174	
EPS Before Tax	$0.18	$0.49	$0.73	

Financial Results: Comparative Cash Flows

GTC & Celmet acquisitions contributed to increased earnings & cash flow…

(stated in 000s)	2009	2010	Y0Y Change $	Y0Y Change %
EBITDA	$ 5,389	$ 9,093	$ 3,704	69%
Cash Flow from Operations	$ 3,026	$ 7,830	$ 4,804	159%

Annual Sales Trends

IEC remains focused on consistently delivering strong, year over year growth…


110,000
90,000
70,000
50,000
30,000
10,000
(10,000)
Dollars in Thousands
22,620
40,914
51,092
67,811
96,674
130,000
25%
33%
43%
2006
2007
2008
2009
2010
2011
Est'd
Net Sales

The Growth of IEC

Jeff Schlarbaum, President, IEC Electronics Corp.

Sales & Marketing Review

- Creating a More Comprehensive Service Offering
- Leveraging Our Brand
- Southern California Braiding Acquisition
- Market Sector Trends

Creating a More Comprehensive Service Offering


Rochester, NY
48,000 sq. ft Facility
Precision Sheet Metal Fabrication
Stamping
Forming & finishing
Newark, NY
250,000 sq. ft Facility
10 SMT Lines
Advanced SMT
Box Build/Direct Ship
Dedicated Prototype
Albuquerque, NM
72,000 sq. ft Facility
2 SMT Lines
Mixed Technology
Box Build
Obsolescence Mgmt.
Victor, NY
18,000 sq. ft Facility
Cables
Wire Harnessing
Over-molding
Mechanical Assy.

Serves a broader collection of customer requirements

Leveraging Our Brand


Ruggedized Industrial
High-Rel Mil-Aero
Life Saving Medical
2004
2005
2006
2007
2008
2009
2010

We specialize in helping our customer's maximize the life of their products

New Acquisition
Southern California Braiding


Space
(NASA)
Military Ground
Vehicles
Military Aviation
(Fixed Wing, Rotary, UAV)
Military
Communications
Medical
Equip
Industrial
Instrumentation
Transportation
New
Markets
Increasing Market Presence

- Markets currently served
- Access to new markets
- Future markets
- Expanding share with existing customers by leveraging new capabilities

Revenue Trends By Sector

Medical & Industrial






20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
2007
2008
2009
2010
3yr CAGR = 13.5%
$12 million over 3 yrs.
Industrial
Medical/Other

- The broad economic slowdown has negatively impacted large capital equipment purchases affecting our Industrial sector growth
- The growth in Medical sector sales entirely organic

Revenue Trends By Sector

Military & Aerospace








50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2007
2008
2009
2010
3yr CAGR = 57.6%
3yr CAGR = 34.2%
Military
Aerospace

Military & Aerospace sector sales are a result of organic & acquisition growth

Why are we optimistic about 2011?

Looking Ahead – Fiscal 2011

- We expect our sales to increase by 33% from $96.7 million to $130 million
  - Growth from our diversified customer base
  - Growth from new customers transitioning from start up to production
  - Growth from our cross-selling activities
  - Growth from the acquisition of Southern California Braiding

Looking Ahead – Fiscal 2011

- End result:
  - Anticipate our financial returns to be among the best in the industry
  - Making our NOL work for us - **$33 million remains**

We are Getting Closer


Market Focus
Unique Capability
Goal:
$150 million
company in 2012
Uncompromising
Performance

Creating a more valuable company for our Customers, Employees and Shareholders;

Increasing Sales, Higher Margins, and Stronger Cash Flow

Conclusion

- Executing our strategy we will:
  - Drive organic growth
  - Strengthen our operating margins
  - Diversify our market sectors
  - Continue to review acquisition opportunities
  - Continue to invest in customers, people and equipment

IEC electronics

Absolutely, Positively, Perfect and On-Time(sm)

We will be busy growing your company!

IEC Electronics Corp.
2010 Annual Meeting
January 19, 2011

Questions

"Absolutely, Positively Perfect and On-Time(SM)"